Exhibit 10(bb)(i)

                    SECOND AMENDMENT TO TECHNICAL ASSISTANCE
                         AND TRADEMARK LICENSE AGREEMENT
              BETWEEN GUESS ?, INC. AND NANTUCKET INDUSTRIES, INC.


                  THIS SECOND AMENDMENT TO TECHNICAL ASSISTANCE AND TRADEMARK LICENSE AGREEMENT, dated as of June 1, 1996 ("Second Amendment"), between GUESS ?, INC. ("LICENSOR") and NANTUCKET INDUSTRIES, INC. ("LICENSEE"), amends that certain Technical Assistance and Trademark License Agreement, as previously amended (the "Agreement"), dated as of December 9, 1992, between LICENSOR and LICENSEE. Capitalized terms used but not otherwise defined in this Second Amendment shall have the respective meanings ascribed to them in the Agreement.

         WHEREAS, LICENSOR and LICENSEE entered into the Agreement for the manufacture and sale of the Products; and

         WHEREAS, LICENSOR and LICENSEE desire to amend the Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the covenants and agreements contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the parties agree as follows:

         1. The parties acknowledge and agree that, effective as of June 1, 1996 and except for the non-exclusive sell-off period of existing inventory until September 30, 1996 (as described below), LICENSEE is no longer authorized to manufacture or sell any men's knit or woven underwear products that bear the Guess Marks or any other GUESS trademarks (the "Discontinued Products"). All provisions of the Agreement granting LICENSEE any rights to use the Guess Marks in connection with the manufacture, promotion, distribution or sale of the Discontinued Products are hereby deleted. The Discontinued Products shall no longer be deemed to be "Products" under the Agreement.

                  LICENSEE shall take the following actions in connection with the disposition of its Discontinued Products inventory:

                  A. Within 10 days of execution of this Second Amendment, LICENSEE shall furnish LICENSOR with a certificate listing all inventories of Discontinued Products and related work in process, including all fabrics, trim, packaging and other materials used in the manufacture and marketing of such Discontinued Products, on hand or in process, and the location thereof.

                  B. On or before September 30, 1996, to stop, and to cause all LICENSEE's accounts to stop, all sales and shipment of the Discontinued Products.







                  C. On or before September 30, 1996, to return to LICENSOR's representative, all advertising, packaging, promotional, point of sale and showroom materials relating to the Discontinued Products.

                  D. Except as expressly permitted otherwise in writing by LICENSOR, all sales of the Discontinued Products shall comply with the conditions set forth in the Agreement (including the payment of Trademark Royalties thereon), and in particular all sales shall be made so as to maintain the goodwill, prestige and reputation for quality associated with GUESS goods. Notwithstanding the foregoing, the sales of the Discontinued Products from June 1, 1996 through September 30, 1996, shall be excluded from the Closeout limitation described in Section 7.2.5, but not from any other limitation contained in the Agreement.

                  E. Discontinued Products which remain unsold after September 30, 1996, shall be sold, liquidated or otherwise transferred only with LICENSOR's prior written consent.

                  LICENSOR may immediately terminate the Agreement, without any right to cure, if LICENSEE breaches any provision of the sell-off plan described above.

         2. Pursuant to Section 9.2 of the Agreement, LICENSEE has requested, and LICENSOR agrees, to renew this License (as amended herein) for a three (3) year Term through May 31, 1999, in accordance with the terms and conditions of this Second Amendment.

         3. The following new Section 5.11 is hereby added to the Agreement:

                  "5.11 Notwithstanding Section 7.2.2, LICENSEE shall grant to LICENSOR a ten percent (10%) Trade Discount on purchases of Products by LICENSOR from LICENSEE for sale in LICENSOR's retail and/or factory stores. LICENSEE shall accept from LICENSOR for full credit in the amount originally invoiced to LICENSOR, the return of up to fifteen percent (15%) of Products purchased by LICENSOR from LICENSEE for sale in LICENSOR's retail and/or factory stores, which remain unsold and which were shipped by LICENSEE during any part of any individual contract quarter."

         4. Section 7.2.1 of the Agreement is amended to add the following after the word "Allowances" in the first line thereof:

                  "(excluding credit given to LICENSOR for return of unsold Products pursuant to Section 5.11)".

         5. Section 7.2.3 of the Agreement is amended as follows:

                           (i) add the following after the word "Allowances" in the first line thereof:

                           "(excluding credit given to LICENSOR for return of unsold Products pursuant to Section 5.11)".

                           (ii) add the following after the word "Discounts" in the second line thereof:

                           "(excluding the ten percent (10%) Trade Discount granted to LICENSOR pursuant to Section 5.11)".

         6. Section 7.2.4 of the Agreement is amended to add the following after the word "Products" in the first line thereof:

         "(excluding returns of unsold Products by LICENSOR pursuant to Section 5.11)".

         7. Section 7.2.5 of the Agreement is amended in its entirety as follows:

                  "7.2.5 Closeouts (which are defined as Products sold at a reduction of ten percent (10%) or more from the list wholesale selling price shown on the Licensed Product Approval Form) shall not exceed three percent (3%) of total units shipped; provided however, that sales of closeouts to LICENSOR's own Guess stores, and sales of Products returned by LICENSOR to LICENSEE as unsold pursuant to Section 5.11, shall both be excluded from this limitation."

         8. The Notice Addresses at Section 17.1 of the Agreement are replaced in their entirety with the following:

                  "TO LICENSOR:     GUESS ?, INC.
                                    1444 South Alameda Street
                                    Los Angeles, California  90021
                                    Telephone:        (213) 765-3100
                                    Facsimile:        (213) 765-3666
                                    Attn:    Licensing Department

                  with a copy to:   GUESS ?, INC.
                                    1444 South Alameda Street
                                    Los Angeles, California  90021
                                    Telephone:        (213) 765-3100
                                    Facsimile:        (213) 744-7821
                                    Attn:    General Counsel/Licensing

                  TO LICENSEE:      NANTUCKET INDUSTRIES, INC.
                                    105 Madison Avenue
                                    New York, New York  10016
                                    Telephone:        (212) 889-5656
                                    Facsimile:        (212) 532-3217
                                    Attn:    Mr. Steve Samberg,
                                                     Chairman"


         9. The following new Section 17.11 is hereby added to the Agreement:

                  "17.11 The Exhibits attached hereto and as revised from time to time are hereby incorporated by reference and form integral parts hereof. The reporting, approval and other similar forms of LICENSOR attached as Exhibits hereto may be revised by LICENSOR at any time and from time to time."

         10. Exhibit A of the Agreement shall be replaced in its entirety with Exhibit A attached hereto.

         11. Exhibit F of the Agreement shall be replaced in its entirety with Exhibit F attached hereto.

         12. Exhibit G of the Agreement shall be replaced in its entirety with Exhibit G attached hereto.

         13.  Except  as  expressly  modified  by  this  Second  Amendment,  the
Agreement is confirmed and shall continue to be and remain in full force and effect in accordance with its terms. Any existing or future reference to the Agreement and any document or instrument delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Second Amendment. To the extent anything in this Second Amendment is inconsistent with the Agreement, this Second Amendment shall control.

         14.   This  Second   Amendment   may  be  executed  in  any  number  of
counterparts, each of which, when taken together, shall constitute but one and the same instrument.

         15. This Second Amendment shall be governed by and construed according to the laws of the State of California.

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly- authorized representatives to execute this Second Amendment as of the date first-above written.

NANTUCKET INDUSTRIES, INC.                    GUESS ?, INC.


By:                                           By:
   --------------------------                    ---------------------------
Name:                                         Name:
     ------------------------                      -------------------------
Title:                                        Title:
      -----------------------                       ------------------------




                                    EXHIBIT A

                                    PRODUCTS



Ladies' undergarments including only panties, matching soft bras, matching tank tops and matching crop tops all to be sold in the underwear department of department stores and retail stores which sell underwear.






                                    EXHIBIT F

                                MINIMUM NET SALES




Initial Term                                                  Minimum Net Sales
------------                                                  -----------------

First Contract Year
 December 1, 1992 - May 31, 1994                                  $1,000,000

Second Contract Year
 June 1, 1994 - May 31, 1995                                      $2,000,000

Third Contract Year
 June 1, 1995 - May 31, 1996                                      $3,000,000



Renewal Term

Fourth Contract Year
 June 1, 1996 - May 31, 1997                                      $8,000,000

Fifth Contract Year
 June 1, 1997 - May 31, 1998                                      $10,000,000

Sixth Contract Year
 June 1, 1998 - May 31, 1999                                      $12,000,000






                                    EXHIBIT G

                                ROYALTY MINIMUMS




INITIAL TERM

II. For the first Contract Year of the Initial Term, LICENSEE shall pay the sum of US$70,000 one half upon execution and the balance in three equal installments of US$11,666.67 each, the first due on July 1, 1993, the second due on October 1, 1993 and the third due on January 1, 1994.

III. For the second Contract Year, LICENSEE shall pay the sum of US$105,000 in four equal installments of US$26,250 each, the first due on April 1, 1994, the second due on July 1, 1994, the third due on October 1, 1994 and the fourth due on January 1, 1995.

IV. For the third Contract Year, LICENSEE shall pay the sum of US$140,000 in four equal installments of US$35,000 each, the first due on April 1, 1995, the second due on July 1, 1995, the third due on October 1, 1995 and the fourth due on January 1, 1996.



RENEWAL TERM:

V. For the fourth Contract Year, LICENSEE shall pay the sum of US$560,000 as follows: US$87,500 has been paid as of the date of signing this Second Amendment; the remaining US$472,500 shall be paid in two equal installments of US$236,250 each, the first due on October 1, 1996 and the second due on January 1, 1997.

VI. For the fifth Contract Year, LICENSEE shall pay the sum of US$700,000 in four equal installments of US$175,000 each, the first due on April 1, 1997, the second due on July 1, 1997, the third due on October 1, 1997 and the fourth due on January 1, 1998.

VII. For the sixth Contract Year, LICENSEE shall pay the sum of US$840,000 in four equal installments of US$210,000 each, the first due on April 1, 1998, the second due on July 1, 1998, the third due on October 1, 1998 and the fourth due on January 1, 1999.